                                                                   EXHIBIT 99.1
OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                            (UNAUDITED)               (UNAUDITED)
                                                         NOVEMBER 30, 1999         OCTOBER 31, 1999
                                                                ESD                       ESD                 CHANGE
                                                     ---------------------------------------------------------------------
CURRENT ASSETS
Cash                                                                    23,615                      -              23,615
Restricted cash held in escrow                                       2,703,890                2,701,942             1,948
Accounts receivable
  A/R--trade                                                        11,089,280               11,314,549          (225,269)
  A/R--employees                                                         3,141                    3,994              (853)
  A/R--supplemental                                                  1,242,986                1,254,455           (11,469)
  A/R--miscellaneous                                                    10,078                   11,579            (1,501)
  Allowance for doubtful accounts                                   (1,581,795)              (1,612,519)           30,724
                                                     ---------------------------------------------------------------------
    Accounts receivable, net                                        10,763,690               10,972,058          (208,368)
                                                     ---------------------------------------------------------------------
Costs and earnings in excess of billings                             5,108,116                5,372,537          (264,421)
Prepaid expenses                                                       113,861                  102,495            11,366
Other current assets                                                                                                  -
                                                     ---------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                18,713,172               19,149,032          (435,860)
                                                     ---------------------------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                                    2,217,994                2,363,116          (145,122)
  Automotive equipment                                                 921,724                  954,586           (32,862)
  Office furniture and equipment                                     1,004,179                1,001,487             2,692
  Land, Building, and leasehold improvements                           107,729                  107,729               -
                                                     ---------------------------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                                     4,251,626                4,426,918          (175,292)
  Accum. Depreciation                                               (3,285,788)              (3,447,302)          161,514
                                                     ---------------------------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                           965,838                  979,616           (13,778)
                                                     ---------------------------------------------------------------------
Other Assets                                                            91,773                  121,773           (30,000)
Investment & Intercompany in Subsidiaires                                                                             -
                                                     ---------------------------------------------------------------------
TOTAL ASSETS                                                        19,770,783               20,250,421          (479,638)
                                                     ---------------------------------------------------------------------
                                                     ---------------------------------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                                   1,153,595                1,146,663             6,932
  Line of Credit                                                                                                      -
  Accrued expenses, excluding bankruptcy costs                         779,895                  779,241               654
  Accrued bankruptcy costs                                                                                            -
  Estimated claims against cash held in escrow                       2,505,700                2,503,751             1,949
  Intercompany - BNYFC                                               6,999,083                7,449,623          (450,540)
                                                     ---------------------------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                             11,438,273               11,879,278          (441,005)
Intercompany Notes Payable                                           7,926,358                7,926,358               -
Pre Petition Liabilities                                                   -                        -                 -
Pre Petition Estimated Construction Claims                                                                            -
                                                     ---------------------------------------------------------------------
  TOTAL LIABILITIES                                                 19,364,631               19,805,636          (441,005)
                                                     ---------------------------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par
Additional paid in capital                                          14,557,677               14,557,677               -
Treasury Stock A-P-I-C
Retained earnings - prior                                           (9,028,340)              (9,028,340)              -
Y-T-D net income pre petition                                           (8,532)                  (8,531)               (1)
Y-T-D net income post petition                                      (5,114,653)              (5,076,021)          (38,632)
                                                     ---------------------------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                                           406,152                  444,785           (38,633)
                                                     ---------------------------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                            19,770,783               20,250,421          (479,638)
                                                     ---------------------------------------------------------------------
                                                     ---------------------------------------------------------------------

                                                            (UNAUDITED)              (UNAUDITED)
                                                        NOVEMBER 30, 1999         OCTOBER 31, 1999
                                                             CORPORATE                CORPORATE              CHANGE
                                                     --------------------------------------------------------------------
CURRENT ASSETS
Cash                                                                  489,448                     9,575          479,873
Restricted cash held in escrow                                                                                       -
Accounts receivable
  A/R--trade                                                              -                         -                -
  A/R--employees                                                          -                         -                -
  A/R--supplemental                                                                                                  -
  A/R--miscellaneous                                                1,224,094                 1,224,094              -
  Allowance for doubtful accounts                                  (1,076,094)               (1,076,094)             -
                                                     --------------------------------------------------------------------
    Accounts receivable, net                                          148,000                   148,000              -
                                                     --------------------------------------------------------------------
Costs and earnings in excess of billings                                                                             -
Prepaid expenses                                                      137,644                   163,189          (25,545)
Other current assets                                                                                                 -
                                                     --------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                  775,092                   320,764          454,328
                                                     --------------------------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                                         -                         -                -
  Automotive equipment                                                    -                         -                -
  Office furniture and equipment                                       34,872                    34,872              -
  Land, Building, and leasehold improvements                              -                         -                -
                                                     --------------------------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                                       34,872                    34,872              -
  Accum. Depreciation                                                 (34,231)                  (34,179)             (52)
                                                     --------------------------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                              641                       693              (52)
                                                     --------------------------------------------------------------------
Other Assets                                                           41,622                    41,622              -
Investment & Intercompany in Subsidiaires                          74,375,431                74,375,431              -
                                                     --------------------------------------------------------------------
TOTAL ASSETS                                                       75,192,786                74,738,510          454,276
                                                     --------------------------------------------------------------------
                                                     --------------------------------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                                     63,645                    76,335          (12,690)
  Line of Credit                                                   24,482,271                24,293,707          188,564
  Accrued expenses, excluding bankruptcy costs                         22,503                    21,293            1,210
  Accrued bankruptcy costs                                          1,905,345                 1,780,346          124,999
  Estimated claims against cash held in escrow                            -                         -                -
  Intercompany - BNYFC                                            (17,291,585)              (17,740,701)         449,116
                                                     --------------------------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                             9,182,179                 8,430,980          751,199
Intercompany Notes Payable                                                                                           -
Pre Petition Liabilities                                            4,176,328                 4,107,442           68,886
Pre Petition Estimated Construction Claims                                                                           -
                                                     --------------------------------------------------------------------
  TOTAL LIABILITIES                                                13,358,507                12,538,422          820,085
                                                     --------------------------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                   121,289                   121,289              -
Additional paid in capital                                        127,234,871               127,234,871              -
Treasury Stock A-P-I-C                                               (562,506)                 (562,506)             -
Retained earnings - prior                                         (49,321,103)              (49,321,103)             -
Y-T-D net income pre petition                                      (2,399,934)                 (895,498)      (1,504,436)
Y-T-D net income post petition                                    (13,238,338)              (14,376,965)       1,138,627
                                                     --------------------------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                                       61,834,279                62,200,088         (365,809)
                                                     --------------------------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                           75,192,786                74,738,510          454,276
                                                     --------------------------------------------------------------------
                                                     --------------------------------------------------------------------


           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                           (UNAUDITED)              (UNAUDITED)
                                                         NOVEMBER 30, 1999          OCTOBER 31, 1999
                                                            CONTINUING               CONTINUING
                                                            OPERATIONS               OPERATIONS              CHANGE
                                                     --------------------------------------------------------------------
CURRENT ASSETS
Cash                                                                  513,063                    9,575           503,488
Restricted cash held in escrow                                      2,703,890                2,701,942             1,948
Accounts receivable
  A/R--trade                                                       11,089,280               11,314,549          (225,269)
  A/R--employees                                                        3,141                    3,994              (853)
  A/R--supplemental                                                 1,242,986                1,254,455           (11,469)
  A/R--miscellaneous                                                1,234,172                1,235,673            (1,501)
  Allowance for doubtful accounts                                  (2,657,889)              (2,688,613)           30,724
                                                     --------------------------------------------------------------------
    Accounts receivable, net                                       10,911,690               11,120,058          (208,368)
                                                     --------------------------------------------------------------------
Costs and earnings in excess of billings                            5,108,116                5,372,537          (264,421)
Prepaid expenses                                                      251,505                  265,684           (14,179)
Other current assets                                                      -                        -                 -
                                                     --------------------------------------------------------------------
TOTAL CURRENT ASSETS                                               19,488,264               19,469,796            18,468
                                                     --------------------------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                                   2,217,994                2,363,116          (145,122)
  Automotive equipment                                                921,724                  954,586           (32,862)
  Office furniture and equipment                                    1,039,051                1,036,359             2,692
  Land, Building, and leasehold improvements                          107,729                  107,729               -
                                                     --------------------------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                                    4,286,498                4,461,790          (175,292)
  Accum. Depreciation                                              (3,320,019)              (3,481,481)          161,462
                                                     --------------------------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                          966,479                  980,309           (13,830)
                                                     --------------------------------------------------------------------
Other Assets                                                          133,395                  163,395           (30,000)
Investment & Intercompany in Subsidiaires                          74,375,431               74,375,431               -
                                                     --------------------------------------------------------------------
TOTAL ASSETS                                                       94,963,569               94,988,931           (25,362)
                                                     --------------------------------------------------------------------
                                                     --------------------------------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                                  1,217,240                1,222,998            (5,758)
  Line of Credit                                                   24,482,271               24,293,707           188,564
  Accrued expenses, excluding bankruptcy costs                        802,398                  800,534             1,864
  Accrued bankruptcy costs                                          1,905,345                1,780,346           124,999
  Estimated claims against cash held in escrow                      2,505,700                2,503,751             1,949
  Intercompany - BNYFC                                            (10,292,502)             (10,291,078)           (1,424)
                                                     --------------------------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                            20,620,452               20,310,258           310,194
Intercompany Notes Payable                                          7,926,358                7,926,358               -
Pre Petition Liabilities                                            4,176,328                4,107,442            68,886
Pre Petition Estimated Construction Claims                                -                        -                 -
                                                     --------------------------------------------------------------------
  TOTAL LIABILITIES                                                32,723,138               32,344,058           379,080
                                                     --------------------------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                   121,289                  121,289               -
Additional paid in capital                                        141,792,548              141,792,548               -
Treasury Stock A-P-I-C                                               (562,506)                (562,506)              -
Retained earnings - prior                                         (58,349,443)             (58,349,443)              -
Y-T-D net income pre petition                                      (2,408,466)                (904,029)       (1,504,437)
Y-T-D net income post petition                                    (18,352,991)             (19,452,986)        1,099,995
                                                     --------------------------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                                       62,240,431               62,644,873          (404,442)
                                                     --------------------------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                           94,963,569               94,988,931           (25,362)
                                                     --------------------------------------------------------------------
                                                     --------------------------------------------------------------------


                                                               (UNAUDITED)              (UNAUDITED)
                                                            NOVEMBER 30, 1999           OCTOBER 31, 1999
                                                              DISCONTINUED              DISCONTINUED
                                                               OPERATIONS                OPERATIONS            CHANGE
                                                        -----------------------------------------------------------------
CURRENT ASSETS
Cash                                                                         -                         -             -
Restricted cash held in escrow                                            20,861                    20,861           -
Accounts receivable
  A/R--trade                                                           3,756,148                 3,756,148           -
  A/R--employees                                                                                                     -
  A/R--supplemental                                                                                                  -
  A/R--miscellaneous                                                         -                         -             -
  Allowance for doubtful accounts                                     (2,537,882)               (2,528,961)       (8,921)
                                                        -----------------------------------------------------------------
    Accounts receivable, net                                           1,218,266                 1,227,187        (8,921)
                                                        -----------------------------------------------------------------
Costs and earnings in excess of billings                                                                             -
Prepaid expenses                                                             -                         -             -
Other current assets                                                         -                         -             -
                                                        -----------------------------------------------------------------
TOTAL CURRENT ASSETS                                                   1,239,127                 1,248,048        (8,921)
                                                        -----------------------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                                          1,000                     1,000           -
  Automotive equipment                                                       -                         -             -
  Office furniture and equipment                                             -                         -             -
  Land, Building, and leasehold improvements                                 -                         -             -
                                                        -----------------------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                                           1,000                     1,000           -
  Accum. Depreciation                                                        -                         -             -
                                                        -----------------------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                               1,000                     1,000           -
                                                        -----------------------------------------------------------------
Other Assets                                                                 -                         -             -
Investment & Intercompany in Subsidiaires                                                                            -
                                                        -----------------------------------------------------------------
TOTAL ASSETS                                                           1,240,127                 1,249,048        (8,921)
                                                        -----------------------------------------------------------------
                                                        -----------------------------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                                           -                         -             -
  Line of Credit                                                                                                     -
  Accrued expenses, excluding bankruptcy costs                            69,976                    69,976           -
  Accrued bankruptcy costs                                                   -                         -             -
  Estimated claims against cash held in escrow                            20,807                    20,807           -
  Intercompany - BNYFC                                                10,292,502                10,291,078         1,424
                                                        -----------------------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                               10,383,285                10,381,861         1,424
Intercompany Notes Payable                                             4,320,625                 4,320,625           -
Pre Petition Liabilities                                              11,809,110                11,809,110           -
Pre Petition Estimated Construction Claims                             1,800,000                 1,800,000           -
                                                        -----------------------------------------------------------------
  TOTAL LIABILITIES                                                   28,313,020                28,311,596         1,424
                                                        -----------------------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                    5,454,120                 5,454,120           -
Additional paid in capital                                            39,347,007                39,347,007           -
Treasury Stock A-P-I-C                                                       -                         -             -
Retained earnings - prior                                            (53,656,003)              (53,656,003)          -
Y-T-D net income pre petition                                            499,770                  (941,907)    1,441,677
Y-T-D net income post petition                                       (18,717,787)              (17,265,765)   (1,452,022)
                                                        -----------------------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                                         (27,072,893)              (27,062,548)      (10,345)
                                                        -----------------------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                               1,240,127                 1,249,048        (8,921)
                                                        -----------------------------------------------------------------
                                                        -----------------------------------------------------------------


           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                            (UNAUDITED)              (UNAUDITED)
                                                         NOVEMBER 30, 1999           OCTOBER 31, 1999
                                                             COMBINED                  COMBINED
                                                               FINAL                    FINAL               CHANGE
                                                     -----------------------------------------------------------------
CURRENT ASSETS
Cash                                                                  513,063                     9,575       503,488
Restricted cash held in escrow                                      2,724,751                 2,722,803         1,948
Accounts receivable
  A/R--trade                                                       14,845,428                15,070,697      (225,269)
  A/R--employees                                                        3,141                     3,994          (853)
  A/R--supplemental                                                 1,242,986                 1,254,455       (11,469)
  A/R--miscellaneous                                                1,234,172                 1,235,673        (1,501)
  Allowance for doubtful accounts                                  (5,195,771)               (5,217,574)       21,803
                                                     -----------------------------------------------------------------
    Accounts receivable, net                                       12,129,956                12,347,245      (217,289)
                                                     -----------------------------------------------------------------
Costs and earnings in excess of billings                            5,108,116                 5,372,537      (264,421)
Prepaid expenses                                                      251,505                   265,684       (14,179)
Other current assets                                                      -                         -             -
                                                     -----------------------------------------------------------------
TOTAL CURRENT ASSETS                                               20,727,391                20,717,844         9,547
                                                     -----------------------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                                   2,218,994                 2,364,116      (145,122)
  Automotive equipment                                                921,724                   954,586       (32,862)
  Office furniture and equipment                                    1,039,051                 1,036,359         2,692
  Land, Building, and leasehold improvements                          107,729                   107,729           -
                                                     -----------------------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                                    4,287,498                 4,462,790      (175,292)
  Accum. Depreciation                                              (3,320,019)               (3,481,481)      161,462
                                                     -----------------------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                          967,479                   981,309       (13,830)
                                                     -----------------------------------------------------------------
Other Assets                                                          133,395                   163,395       (30,000)
Investment & Intercompany in Subsidiaires                                   0                         0           -
                                                     -----------------------------------------------------------------
TOTAL ASSETS                                                       21,828,265                21,862,548       (34,283)
                                                     -----------------------------------------------------------------
                                                     -----------------------------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                                  1,217,240                 1,222,998        (5,758)
  Line of Credit                                                   24,482,271                24,293,707       188,564
  Accrued expenses, excluding bankruptcy costs                        872,374                   870,510         1,864
  Accrued bankruptcy costs                                          1,905,345                 1,780,346       124,999
  Estimated claims against cash held in escrow                      2,526,507                 2,524,558         1,949
  Intercompany - BNYFC                                                    -                         -             -
                                                     -----------------------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                            31,003,737                30,692,119       311,618
Intercompany Notes Payable                                                -                         -             -
Pre Petition Liabilities                                           15,985,438                15,916,552        68,886
Pre Petition Estimated Construction Claims                          1,800,000                 1,800,000           -
                                                     -----------------------------------------------------------------
  TOTAL LIABILITIES                                                48,789,175                48,408,671       380,504
                                                     -----------------------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                   121,289                   121,289           -
Additional paid in capital                                        124,465,227               124,465,227           -
Treasury Stock A-P-I-C                                               (562,506)                 (562,506)          -
Retained earnings - prior                                        (112,005,446)             (112,005,446)          -
Y-T-D net income pre petition                                      (1,908,696)               (1,845,936)      (62,760)
Y-T-D net income post petition                                    (37,070,778)              (36,718,751)     (352,027)
                                                     -----------------------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                                      (26,960,910)              (26,546,123)     (414,787)
                                                     -----------------------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                           21,828,265                21,862,548       (34,283)
                                                     -----------------------------------------------------------------
                                                     -----------------------------------------------------------------


           See accompanying notes to financial statement information

                                                                   EXHIBIT 99.1
OMEGA ENVIRONMENTAL, INC.3
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION

                                                            (UNAUDITED)               (UNAUDITED)
                                                            MONTH ENDED               MONTH ENDED
                                                         NOVEMBER 30, 1999         OCTOBER 31, 1999
                                                                ESD                       ESD               CHANGE
                                                     -----------------------------------------------------------------
Sales                                                            1,283,021                1,725,159          (442,138)
Cost of Sales                                                    1,013,179                1,341,891          (328,712)
                                                     -----------------------------------------------------------------
  Gross Profit                                                     269,842                  383,268          (113,426)

Selling, General, and Administrative                               363,247                  356,652             6,595
                                                     -----------------------------------------------------------------

Income (Loss) From Operations                                      (93,405)                  26,616          (120,021)

Other Income(Expense):
 I/C Interest Income (Expense)                                     (63,901)                 (66,923)            3,022
 Interest Expense                                                      103                      -                 103
 Interest Income                                                       -                        -                 -
 Gain (loss) on Asset Disposition                                  118,570                   17,182           101,388
 Other Expense                                                         -                         21               (21)
                                                     -----------------------------------------------------------------
  Total Other (Expense)                                             54,772                  (49,720)          104,492
Net Income (Loss) Before Bankruptcy
    Administrative Expenses                                        (38,633)                 (23,104)          (15,529)
Bankruptcy Administrative Expenses
                                                     -----------------------------------------------------------------
Net Income (Loss)                                                  (38,633)                 (23,104)          (15,529)
                                                     -----------------------------------------------------------------
                                                     -----------------------------------------------------------------


                                                            (UNAUDITED)              (UNAUDITED)
                                                            MONTH ENDED              MONTH ENDED
                                                         NOVEMBER 30, 1999        OCTOBER 31, 1999
                                                             CORPORATE                CORPORATE              CHANGE
                                                     -----------------------------------------------------------------
Sales                                                                  -                         -                -
Cost of Sales                                                          -                         -                -
                                                     -----------------------------------------------------------------
  Gross Profit                                                         -                         -                -

Selling, General, and Administrative                                59,841                    74,781          (14,940)
                                                     -----------------------------------------------------------------

Income (Loss) From Operations                                      (59,841)                  (74,781)          14,940

Other Income(Expense):
 I/C Interest Income (Expense)                                      63,901                    66,923           (3,022)
 Interest Expense                                                 (217,619)                 (222,148)           4,529
 Interest Income                                                                                                  -
 Gain (loss) on Asset Disposition                                      -                         -                -
 Other Expense                                                     (27,250)                  (53,760)          26,510
                                                     -----------------------------------------------------------------
  Total Other (Expense)                                           (180,968)                 (208,985)          28,017

Net Income (Loss) Before Bankruptcy
    Administrative Expenses                                       (240,809)                 (283,766)          42,957
Bankruptcy Administrative Expenses                                (125,000)                 (125,000)             -
                                                     -----------------------------------------------------------------
Net Income (Loss)                                                 (365,809)                 (408,766)          42,957
                                                     -----------------------------------------------------------------
                                                     -----------------------------------------------------------------


           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION

                                                            (UNAUDITED)               (UNAUDITED)
                                                            MONTH ENDED               MONTH ENDED
                                                          NOVEMBER 30, 1999           OCTOBER 31, 1999
                                                             CONTINUING                CONTINUING
                                                             OPERATIONS                OPERATIONS             CHANGE
                                                     ------------------------------------------------------------------
Sales                                                           1,283,021                 1,725,159           (442,138)
Cost of Sales                                                   1,013,179                 1,341,891           (328,712)
                                                     ------------------------------------------------------------------
  Gross Profit                                                    269,842                   383,268           (113,426)

Selling, General, and Administrative                              423,088                   431,433             (8,345)
                                                     ------------------------------------------------------------------

Income (Loss) From Operations                                    (153,246)                  (48,165)          (105,081)

Other Income(Expense):
 I/C Interest Income (Expense)                                          0                         0                  0
 Interest Expense                                                (217,516)                 (222,148)             4,632
 Interest Income                                                        0                         0                  0
 Gain (loss) on Asset Disposition                                 118,570                    17,182            101,388
 Other Expense                                                    (27,250)                  (53,739)            26,489
                                                     ------------------------------------------------------------------
  Total Other (Expense)                                          (126,196)                 (258,705)           132,509
Net Income (Loss) Before Bankruptcy
    Administrative Expenses                                      (279,442)                 (306,870)            27,428
Bankruptcy Administrative Expenses                               (125,000)                 (125,000)                 0
                                                     ------------------------------------------------------------------
Net Income (Loss)                                                (404,442)                 (431,870)            27,428
                                                     ------------------------------------------------------------------
                                                     ------------------------------------------------------------------


                                                           (UNAUDITED)              (UNAUDITED)
                                                           MONTH ENDED              MONTH ENDED
                                                        NOVEMBER 30, 1999           OCTOBER 31, 1999
                                                          DISCONTINUED              DISCONTINUED
                                                           OPERATIONS                OPERATIONS           CHANGE
                                                     ------------------------------------------------------------
Sales                                                                 0                         0              0
Cost of Sales                                                         0                         0              0
                                                     ------------------------------------------------------------
  Gross Profit                                                        0                         0              0

Selling, General, and Administrative                                  0                         0              0
                                                     ------------------------------------------------------------

Income (Loss) From Operations                                         0                         0              0

Other Income(Expense):
 I/C Interest Income (Expense)                                        0                         0              0
 Interest Expense                                                     0                         0              0
 Interest Income                                                                                               0
 Gain (loss) on Asset Disposition                                     -                         0              0
 Other Expense                                                  (10,345)                    1,063        (11,408)
                                                     ------------------------------------------------------------
  Total Other (Expense)                                         (10,345)                    1,063        (11,408)
Net Income (Loss) Before Bankruptcy
    Administrative Expenses                                     (10,345)                    1,063        (11,408)
Bankruptcy Administrative Expenses                                    0                         0              0
                                                     ------------------------------------------------------------
Net Income (Loss)                                               (10,345)                    1,063        (11,408)
                                                     ------------------------------------------------------------
                                                     ------------------------------------------------------------


           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION

                                                            (UNAUDITED)              (UNAUDITED)
                                                            MONTH ENDED              MONTH ENDED
                                                         NOVEMBER 30, 1999           OCTOBER 31, 1999
                                                             COMBINED                  COMBINED
                                                               FINAL                    FINAL               CHANGE
                                                     ---------------------------------------------------------------
Sales                                                          1,283,021                 1,725,159         (442,138)
Cost of Sales                                                  1,013,179                 1,341,891         (328,712)
                                                     ---------------------------------------------------------------
  Gross Profit                                                   269,842                   383,268         (113,426)

Selling, General, and Administrative                             423,088                   431,433           (8,345)
                                                     ---------------------------------------------------------------

Income (Loss) From Operations                                   (153,246)                  (48,165)        (105,081)

Other Income(Expense):
 I/C Interest Income (Expense)                                         0                         0                0
 Interest Expense                                               (217,516)                 (222,148)           4,632
 Interest Income                                                       0                         0                0
 Gain (loss) on Asset Disposition                                118,570                    17,182          101,388
 Other Expense                                                   (37,595)                  (52,676)          15,081
                                                     ---------------------------------------------------------------
  Total Other (Expense)                                         (136,541)                 (257,642)         121,101
Net Income (Loss) Before Bankruptcy
    Administrative Expenses                                     (289,787)                 (305,807)          16,020
Bankruptcy Administrative Expenses                              (125,000)                 (125,000)               0
                                                     ---------------------------------------------------------------
Net Income (Loss)                                               (414,787)                 (430,807)          16,020
                                                     ---------------------------------------------------------------
                                                     ---------------------------------------------------------------




           See accompanying notes to financial statement information

                                                                   EXHIBIT 99.1
OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE # 97 - 06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION

                                                                        (UNAUDITED)            (UNAUDITED)
                                                                        MONTH ENDED            MONTH ENDED
                                                                     NOVEMBER 30, 1999      OCTOBER 31, 1999          CHANGE
                                                                  ----------------------   -------------------    ------------
Cash flows from operating activities:
  Net loss                                                                    ($414,787)            ($430,807)        $16,020

  Adjustments to reconcile net loss to net cash
    (used in) provided by operating activities:
      Depreciation                                                               42,455                48,046          (5,591)
      Change in estimate of pre-petition construction claims                          0                     0               0
      Write off of accounts payable in discontinued operations                 (118,570)              (17,182)       (101,388)
      (Gain) / Loss on sale of property and equipment
    Change in certain assets & liabilities:
    (Increase) decrease in:                                                     217,289                (9,127)        226,416
      Receivables, net                                                          264,421              (380,491)        644,912
      Costs in excess of billings                                                14,179              (121,501)        135,680
      Prepaids & other assets
     Increase (decrease) in:                                                     (5,758)              414,085        (419,843)
      Accounts payable                                                          126,863               101,824          25,039
      Accrued expenses                                                                0                     0               0
      Other net changes in assets and liabilities                               570,880                37,054         533,826
                                                                  ----------------------   -------------------    ------------
        Total adjustments                                                       156,093              (393,753)        549,846
                                                                  ----------------------   -------------------    ------------
        Net cash provided by (used in) operating activities


Cash flows from investing activities :                                          126,377                25,000         101,377
     Proceeds from sale of equipment                                            (36,432)             (108,054)         71,622
     Additions to property and equipment                                         89,945               (83,054)        172,999
                                                                  ----------------------   -------------------    ------------
       Net cash provided by (used in) investing activities

Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan                           188,564               262,617         (74,053)
  Proceeds from pre-petition preference payment receipts                         68,886                61,957           6,929
  (Reduction) Increase of pre-petition liabilities                                    0                     0               0
                                                                  ----------------------   -------------------    ------------
      Net cash provided by (used in) financing activities                       257,450               324,574         (67,124)
                                                                  ----------------------   -------------------    ------------
Net increase (decrease) in cash                                                 503,488              (152,233)        655,721

CASH AT BEGINNING OF PERIOD                                                       9,575               161,808        (152,233)
                                                                  ----------------------   -------------------    ------------

CASH AT END OF PERIOD                                                          $513,063                $9,575        $503,488
                                                                  ----------------------   -------------------    ------------
                                                                  ----------------------   -------------------    ------------


           See accompanying notes to financial statement information

                                                                   EXHIBIT 99.1

Omega Environmental, Inc.
Debtor in Possession Case #  97-06084
November 30, 1999 Financial Reporting Information


Notes to Financial Statement Information


Basis of Presentation
The financial statement information presented is unaudited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.


BNY Financial Corporation
As of November 30, 1999, the Company's borrowings from BNY Financial Corporation ("BNYFC") were $24,482,271.


Costs and Earnings in Excess of Billing
The asset, "Costs and earnings in excess of billings" recorded on the Environmental Services Division's balance sheet, represents estimated revenues recognized in excess of amounts billed using the percentage of completion method of contract accounting. In the past, as projects were completed and billed, significant write-offs of this asset were recorded in excess of reserves provided. Management believes that as a result of improvements in project management and time charging practices no material write-offs in excess of the normal allocated reserves will be required in the future.


Accounts Receivable
Accounts receivable recorded on the Environmental Services Division's balance sheet are primarily due from various State reimbursement programs for clean up of leaking underground storage tanks. The collection period for these receivables frequently exceeds 180 days. Due to the significant amount of time required to collect these receivables, management is continually analyzing the collectability of these accounts and estimated bad debts may be significantly in excess of established reserves. The results of this analysis are not complete at this time due to the lengthy collection time frame, and any adjustment may have a material adverse effect on the financial statements.

Accounts receivable recorded on the Discontinued Operation's balance sheet primarily represent amounts recorded as due from customers of the company's discontinued construction business. The amounts ultimately collected by the company will be significantly less than net recorded amounts in part because of set-offs, liens, bonding issues and customer disputes which may result in refusal to pay receivable amounts or require payment or set-off of pre-petition liabilities and claims. The amount ultimately collectible is not determinable at this time.

Accounts receivable recorded on the corporate balance sheet of $148,000 represents funds held in escrow at Debtor's Bankruptcy Counsel as a result of the Petroleum Services Division (PSD) Houston branch asset sale in December 1998. These funds are held in escrow pending the final determination of the amount of liens asserted by Texas tax authorities.


Pre-Petition Liabilities

Beginning in June 1999, Omega began collecting pre-petition preference recoveries are accounted for in the pre-petition liabilities section of the corporate balance sheet. The total collected as of month end November was $569,466.